                                 QUARTERLY REPORT
                                  MARCH 31, 2001

                                    LEGG MASON
                                       FOCUS
                                    TRUST, INC.

                                 [LEGG MASON LOGO]

To Our Shareholders,

  We are pleased to provide you with the quarterly report for Legg Mason Focus Trust, Inc. for the three months ended March 31, 2001.

  On the following pages, Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III

                                             Edward A. Taber, III
                                             President

May 7, 2001

Portfolio Manager's Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

  Legg Mason Focus Trust's total return for the first quarter of 2001 is shown below with the total returns of two comparable benchmarks: the Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index.

Focus Trust                               -7.82%
S&P 500 Stock Composite Index            -11.86%
Lipper Large-Cap Core Funds Index        -12.46%

  The Fund's average annual total returns for the one, two, three, four, and five years are shown below, as well as total return information for the same period for the S&P 500 Index and the Lipper index of Large-Cap Core Funds:

                                        1 YEAR       2 YEARS      3 YEARS      4 YEARS      5 YEARS
---------------------------------------------------------------------------------------------------
Focus Trust                             -25.24%      -12.80%      +0.85%       +11.26%      +10.44%
S&P 500 Stock Composite Index           -21.68%       -3.89%      +3.05%       +12.81%      +14.18%
Lipper Large-Cap Core Funds Index       -22.12%       -3.69%      +2.67%       +12.01%      +12.59%

  I am pleased to report that after a very difficult period last year, Focus Trust has improved its performance relative to the market and its peer group. Although one quarter does not make a year, we are, nonetheless, highly confident in the portfolio and believe Focus Trust is well positioned going forward.

Portfolio Manager's Comments

  For the first quarter 2001, equity markets ended on a negative beat. The NASDAQ Composite continued its losing streak, falling 25% for the quarter. This technology-weighted index is now down over 65% from its 2000 high. The NASDAQ's rival indices, the Dow Jones Industrial Average and the Standard & Poor's 500 Index, also declined in the first quarter, dropping 8% and 12%, respectively.

  For most investors, this painful drop in the market averages is an all too familiar reminder of last year's negative returns, which begs the question: when will this persistent drop in stock prices end? The answer, we learned, was only a few short days. On April 5, the Dow Jones Industrial Average jumped over four hundred points (a 4.23% gain in the index), making it the second greatest point change in the Dow since the index's inception and the eighth greatest percentage change (ex October 1987) since 1982. What caused the market to rally? The only major news of the day was Dell Computer's confirmation that it would meet its already lowered earnings number and a new buy recommendation on Yahoo! What the market appeared to be pricing was the idea that if economic news is not going to be any worse, perhaps it is time to anticipate profit improvement.

  The second big jump in the market averages occurred on April 18, when the Federal Reserve cut interest rates by one-half of a percentage point. It was an intra-meeting cut and the fourth major cut of the year. Since the beginning of the year, the Fed has lowered interest rates by two full percentage points. Currently, the Federal Funds rate stands at 4.5%, its lowest level in seven years. Have interest rates now bottomed? The answer will certainly depend on future economic behavior. What is interesting to note is that the futures market has priced a drop to 4% in Fed Funds by July, and even at this level, interest rates will still be higher than the 3.5% level reached in 1991.

  With the equity markets performing better this month, many investors wonder if the bear market in stocks is now over and a new bull market is about to begin. The common characteristics of a bull market's ending are: (1) profits peaking;
(2) inflation accelerating; (3) Federal Reserve raising interest rates; and (4) stocks significantly overvalued. If we reverse the above characteristics, it should give us some insight to judge when bear markets should end, namely: (1) profit erosion ending; (2) inflation decelerating; (3) Federal Reserve lowering interest rates; and (4) stocks significantly undervalued.

  Two of the bear market-ending characteristics are now plainly evident. After a brief up-tick, caused primarily by a temporary rise in energy prices, inflation is now trending downward. With oil prices drifting lower, we note OPEC producers are having trouble maintaining their quota limits. In other words, some members are pumping more oil than was agreed upon. Looking back, we have observed this pattern before. When oil prices rise, maintaining quotas is fairly easy. With higher oil prices, member countries receive higher revenues and in some cases these higher revenues offset lax production. In other words, some countries, because they are receiving higher dollar amounts, don't always meet their quota production. But what happens when oil prices decline? In this case, a member country begins to earn lower revenues, and in order to maintain some approximate level of revenue the tendency is to pump a little more oil than quota. Understanding this relationship, we can observe economic feedback loops. When oil prices are rising caused by rising worldwide demand, oil-producing countries can pump a little less oil and still make more money. Rising demand and lower production makes oil prices go up. But when oil prices reach unsustainably high levels, they begin to decline. Lower oil prices then cause countries to pump more oil. But if demand is slacking, thus causing oil prices to decline, increased production simply causes prices to drop further. At this point, consumers have not yet benefited from lower gasoline prices at the pump. This is because refinery costs have not declined commensurate with production prices. However, as oil prices continue to decline, this benefit should work itself through to the consumer.

  Against a backdrop of lower oil prices, we have also noted a shift in unemployment. In March, employers shed 86,000 jobs, the largest loss for a single month in more than nine years. The U.S. unemployment rate has inched up to 4.3% from February's 4.2%. When unemployment rises, increased wage demands slacken. Thus, with oil prices declining and wage costs moderating, the chance for higher inflation, in our opinion, is rapidly diminishing.

  Now two of the four precedents for a bull market are firmly in place: inflation decelerating and lower interest rates. What is left to debate is whether company profitability is stabilizing and to what degree current stock prices reflect valuation. We recognize that because the economy has slowed significantly over the last year, corporate profits have declined when compared to a stronger economic landscape. However, it is important to remember that even though profit growth is down, companies are still profitable. S&P earnings are forecast to be down 10% (seen by many as the worst-case scenario). Even so, this would leave corporate earnings at 1999 record levels. So the bigger question is not U.S. corporate profitability, but the growth in profitability.

  We are not of the opinion that the current economic slowdown is destined to end with a deep multi-quarter recession. Although it is possible first quarter GDP may have turned slightly negative, we believe the cut in interest rates coupled with the rise in liquidity will help stabilize the economy. As such, we believe the comparison of corporate profitability, particularly in the second half of this year, will post much better results.

  If this economic scenario is approximately right, we now must ask ourselves: are stocks currently undervalued? According to Ed Kerschner, the top voted equity strategist at UBS/Paine Webber, the Standard & Poor's 500 Index is now at least 20% undervalued. In his opinion, this current environment is one of the five most attractive periods in the last twenty years to own stocks. Does this mean stock prices will automatically take-off once they reach a point of significant undervaluation? Not necessarily, and what appears to make investors hesitate to commit more capital to the stock market (note: dollar amounts in money markets are now running at record highs) is not the indecision as to whether stocks are undervalued (we know they are), but what will make the stock market go up. Investors are clearly waiting for a catalyst or some evidence that stock prices are rising to a permanently higher plateau. Of course, the problem with this thinking is how to predict when stock prices are in a long-term upswing. You never really know whether a rally in stock prices is short-term or long-term until it is over.

  So what is an investor supposed to do?

  The answer is to select environments hospitable to stock price gains (the one we are in now), focus your attention on high quality companies that are selling at a discount to intrinsic value (the ones currently owned in Focus Trust), and be patient. Today, the challenge for investors is not the math but the psychology. Recognize just as greed is sometimes present in the market (NASDAQ
5000) so too is fear (the current environment).

The Courage to be an Investor

  Over the last two years, the increased volatility of individual stock prices as well as wholesale changes in the major indices has created an air of anxiety among many investors. Although we all recognize the long-term competitive advantages of being investors, not speculators, it is increasingly hard to keep an investor's attitude when stock prices slam up and down with no apparent rhyme or reason. I have had conversations with many different investors over the last several months and although each meeting is different, I can report the presence of one common denominator. For the first time in several years, individuals have become deeply afraid of the stock market and for many they no longer possess the courage to invest.

  I recently re-read an essay written by Mortimer Adler titled "Courage". The essay was written in 1952 and can be found in Adler's The Great Ideas: A Lexicon of Western Thought. Because courage is, I believe, an important element for successful investing, I thought it would be useful to revisit Adler's essay, but this time from the point of view of an investor.

  When you think about the heroes of investing you think about Benjamin Graham, Phil Fisher, and Warren Buffett. When you think about the heroes of mutual fund management you think about John Templeton, Peter Lynch, and Bill Miller and when you think about the heroes of hedge fund trading you think about George Soros, Michael Steinhardt, and Julian Robertson. Although each approached the craft of making money in different ways, these heroes are united in one respect - none were cowards. Of course, they wouldn't be heroes if they did not possess courage.

  An ambush, Indomeneus says in the Iliad, will show "who is cowardly and who is brave; the coward will change color at every touch and turn; he is full of fears, and keeps shifting his weight first on one knee and then on the other; his heart beats fast as he thinks of death, and one can hear the chattering of his teeth." For many investors, recent market action has felt very much like an ambush and perhaps for the first time, they are now questioning their own courage. Individual stock volatility is now at record levels. The NASDAQ Composite is down over 60% from its high. The Standard & Poor's 500 Index officially entered into a bear market during the first quarter. A year ago, investors were flying high with little concern. Today they are dazed and confused, stumbling about to pick up the remains of their battered portfolio.

  Of the four cardinal virtues (temperance, justice, wisdom, courage), I believe courage is most scarce. Not so much because it is hard to obtain, I think, but because courage is so widely misunderstood. Brave men talk of mastering their fear and often appear fearless. Unquestionably, heroes are full of passion, but what is often unrecognized is that chief among their passions is fear. When heroes are called fearless, it is not that they are without fright but rather they are fearless in the sense they do not act afraid or fail to act.

  When we think of courage, we often think of wars and the men who fought the battles. But there are other sorts of courage. Courage does not exist solely in battle, but can manifest itself, and often does, in "steeling the will," "reinforcing resolutions," and "turning the mind relentlessly to seek or face the truth." The political philosopher John Stuart Mill writes that civil no less than martial action requires courage. "A people may prefer a free government," he argues, "but if, from indolence, or carelessness, or cowardice, or want of public spirit, they are unequal to the exertions ... necessary for preserving it; if they will not fight for it when it is directly attacked, if they can be deluded by the artifices used to cheat them; if by momentary discouragement, or temporary panic they are more or less unfit for liberty: and though it may be for their good to have had it even for a short time, they are unlikely long to enjoy it."

  I suspect most investors prefer the stock market. They recognize that a portfolio of common stocks, if invested responsibly, provides the best chance to build a secure future. Investors know, over the long term, stocks will likely outperform bonds, cash, commodities, and real estate. But if "cowardice" makes them unable to "fight" when the market is "attacked" -- "if they are deluded by the artifices used to cheat them" -- "if by momentary discouragement or temporary panic" they become "unfit" for investing how will they ever achieve their financial goals?

  According to Saint Thomas Aquinas, the Italian philosopher-theologian, courage is intimately bound up in reason and deliberation. Aquinas writes, "courage should serve reason by keeping us acting rationally when fear would divert us." This claim suggests that courage requires practical thought. The man who rushes into battle without any thought of harm is foolish, not courageous. Likewise, an investor who buys stock in the face of a bear market without thoughtful consideration of a company's underlying economics is not courageous, but simple minded. "Polling does not replace thinking," said Warren Buffett.

  We can connect courage to investing by studying an individual's risk tolerance level. An individual who scores high on a risk tolerance exam might be said to have courage, whereas individuals ranked low on the exam are susceptible to cowardice. A special note here: most risk tolerance tests are ineffectual because they ask questions about an individual's willingness to take risk, the answers to which are largely determined by the current environment. For example, during a bull market direct questions about risk tolerance often yield a much higher level of risk-taking ability than can be assumed. When the same questionnaire is given to the same individuals during a market downturn, the results often yield a much lower level of risk tolerance. We have learned the only way to accurately gauge risk is to look below the standard questionnaires and study personality characteristics that account, as much as possible, for the richness of the phenomena.

  My own studies on risk tolerance, detailed in The Warren Buffett Portfolio
(1998), suggest there are two personality characteristics closely related to risk tolerance: personal control and achievement motivation. Personal control refers to people's sense that they can affect both their environment and decisions about their life made within this environment. People who see themselves as having this control are called "internals." In contrast, "externals" see themselves as having little control; as being like a leaf blown hither and yon by uncontrollable winds. According to the research, people who had a high propensity for taking risk were overwhelmingly classified as internals. Achievement motivation describes the degree to which people are goal-orientated. Risk takers are goal-orientated even though a strong focus on goals may lead to sharp disappointments.

  Getting a handle on your own propensity for risk taking is not a simple matter of drawing a direct correlation between personal control and achievement motivation. To unlock the real relationship between these personality characteristics and risk taking, you need to think about how to view the environment in which the risk is taking place. That is, do you think of the stock market as a game whose outcome depends on luck or a contingency dilemma situation in which accurate information combined with rational choices will produce the desired results?

  Now, let us consider how all these personality elements work together. For example, think about "internals," people with a strong sense of their ability to affect outcomes. If they believe the market is driven by chance, they will be risk averse. But if they see market results as being a product of skill, "internals" have high risk-taking propensity.

  According to the research, the investor who will exhibit courage (possess a high degree of risk tolerance) will be someone who sets goals, who believes he or she has control of the environment and can affect its outcome. This person sees the stock market as a contingency dilemma in which information, combined with rational choice will produce winning results. For example, a courageous investor, knowing future stock prices are based on the discounted present value of a company's future free cash flow, is more likely to "charge the hill" in the face of "market ambush" than the investor who does not understand the economics of investing. Are courageous investors sometimes afraid? Yes. Are they afraid to act? No. Why? Because courageous investors armed with reason, logic and knowledge are able to overcome the fear that freezes others who with less education possess less understanding.

  When Legg Mason's Bill Miller was asked what it takes to be a successful money manager he replied, "success in any field boils down to the same thing: knowledge -- ideally, mastery -- of the technical material." Secondly, he said, "it helps to be an independent thinker." According to Bill, "in order to do better than most you have to do something different from what they are doing. Doing what's different usually involves buying when others are selling." What Bill is saying is for an investor to achieve returns in excess of the market return requires not only different thinking but different actions. Thinking differently and acting differently takes courage. In studying Bill Miller's success, I am convinced he acts with courage - the action of which is made easier because he has mastered the knowledge of investing.

  The work of the courageous investor is learning as much as it is action. "Man has a duty to the truth," said the philosopher William James. "The ability to face without flinching the hard questions reality can put constitutes the temper of a courageous mind." James tells us, "when a dreadful object is presented, or when life as a whole turns up its dark abysses to our view, then the worthless ones among us lose their hold on the situation altogether ... but the heroic mind does differently." Looking back, we know the heroes of investing act differently. No doubt to act differently takes courage, but I would argue courage is more easily acquired when one possesses wisdom and understanding.

  In William Ian Miller's The Mystery of Courage (2000), Miller writes: "We know roughly what courage is, because we so desperately seek it and admire it and love to hear it told about. But then we aren't always sure when we have it, even those fortunates who are clearly blessed with it. Our sincerest modesty comes when we have to judge the quality and quantity of our own courage. Our fear, our self-doubt makes us suspect we just got lucky when we manage to do okay; but we have no great confidence we will do very well when the dragon comes again. Yes, there are those people of blessed disposition, confident that they will not run, no matter what, but they are rare. And it is not only types like these confident souls who elicit our awe and wonder; so do those average souls who come through in the crunch."

Current Outlook

  In the past, we have discussed the cognitive errors people often make when they think about markets. One of the major "reasoning problems" is the tendency of people to anchor to the most recent viewpoint and forecast forward a linear perception of the future. For example, if the most recent evidence is positive, most investors forecast an uninterrupted period of positive news. Conversely, if the news is bad, most investors will believe the future is nothing but doom and gloom. Psychologists point out that once an individual takes a particular viewpoint they have a tendency to look for confirming evidence of that viewpoint and not the opposite. In other words, people look for what is true but not what is false. So if your viewpoint is the economy and the stock market are destined to underperform, the tendency is to look for evidence that confirms your pessimistic view while overlooking evidence to the contrary. As such, if you have a negative view of the market, you might overlook the following:

  1. The estimated earnings yield of the Standard & Poor's 500 Index (the reciprocal of the price-earnings ratio) is higher than the yield on the 10-year Treasury note. This suggests stocks are undervalued relative to bonds.

  2. Money market mutual fund deposits are at a record $2 trillion.

  3. Even at 4.3%, the unemployment rate, viewed historically, is exceptional.

  4. Lower inflation with energy prices and wage demands trending downward.

  5. Record Federal Budget surpluses.

  6. Looming tax cuts.

  7. Margin debt has declined from $280 billion in March 2000 to $165 billion in March 2001.

  8. No major global war or financial crisis.

  9. Growing worldwide acceptance of democratic capitalism and free trade.

  In a nutshell, we believe the current environment for common stock investing is very bright. Yes, it is sometimes hard to "throw-off" previously held convictions and embrace a new viewpoint. However, based on the most recent data, we think it is time for investors to carefully judge not what is true about a pessimistic forecast, but what is false. We believe investors who are capable of committing capital to high quality companies in this current market environment stand to profit handsomely over the next several years.

  In our 2000 year-end report to shareholders, we stated our belief that based on the current valuation of companies in our portfolio, Focus Trust was trading at one of its greatest discounts to underlying value since the Fund's inception. Although we are heartened by our recent performance, we maintain this opinion and believe Focus Trust continues to represent exceptional value. As such, we strongly recommend shareholders consider adding to their positions.

  As always, we greatly appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                               Robert G. Hagstrom, CFA
                                                Portfolio Manager

April 19, 2001
DJIA 10693.7

Performance Information
Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Fund as of March 31,
2001

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The Fund's total returns as of March 31, 2001, are as follows:

Average Annual Total Return:
  One Year                                      -25.24%
  Three Years                                    +0.85
  Five Years                                    +10.44
  Life of Fund (Inception April 17, 1995)       +12.67
Cumulative Total Return:
  One Year                                      -25.24%
  Three Years                                    +2.58
  Five Years                                    +64.27
  Life of Fund (Inception April 17, 1995)      +103.45

              ---------------------------------------------------

SELECTED PORTFOLIO PERFORMANCE(+)

   Strong performers for the 1st quarter 2001*
--------------------------------------------------
 1.  Dell Computer Corporation             +47.3%
 2.  AOL Time Warner Inc.                  +15.4%
 3.  International Business Machines
       Corporation                         +13.2%
 4.  Eastman Kodak Company                  +1.3%
    Weak performers for the 1st quarter 2001*
--------------------------------------------------
 1.  Amazon.com, Inc.                       -34.3%
 2.  American Express Company              -24.8%
 3.  WPP Group plc                         -14.5%
 4.  Citigroup Inc.                        -11.9%

+ Individual stock performance is measured by the change in the stock's price;
  reinvestment of dividends is not included.
* Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 1st quarter 2001
-----------------------------------------------
Applied Materials, Inc.
FleetBoston Financial Corporation
J.P. Morgan Chase & Co.
Koninklijke (Royal) Philips Electronics N.V.

  Securities sold during the 1st quarter 2001
-----------------------------------------------
American International Group, Inc.
Avon Products, Inc.
Harley-Davidson, Inc.
Nokia Oyj

Portfolio of Investments
Legg Mason Focus Trust, Inc.
March 31, 2001 (Unaudited)
(Amounts in Thousands)

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.4%
Capital Goods -- 2.2%
   Electrical Equipment -- 2.2%
   Koninklijke (Royal) Philips Electronics N.V.                    120                     $  3,204
                                                                                           --------

Consumer Cyclicals -- 30.0%
   Leisure Time (Products) -- 5.5%
   International Speedway Corporation                              220                        8,154
                                                                                           --------

   Retail (Building Supplies) -- 6.9%
   The Home Depot, Inc.                                            234                       10,085
                                                                                           --------

   Retail (General Merchandise) -- 7.7%
   Wal-Mart Stores, Inc.                                           225                       11,363
                                                                                           --------

   Retail (Home Shopping) -- 3.7%
   Amazon.com, Inc.                                                536                        5,483(A)
                                                                                           --------

   Services (Advertising/Marketing) -- 6.2%
   WPP Group plc                                                   170                        9,127
                                                                                           --------

Consumer Staples -- 5.7%
   Entertainment -- 5.7%
   AOL Time Warner Inc.                                            210                        8,431(A)
                                                                                           --------

Financials -- 34.9%
   Banks (Major Regional) -- 4.5%
   FleetBoston Financial Corporation                               175                        6,606
                                                                                           --------

   Financial (Diversified) -- 21.9%
   American Express Company                                        270                       11,151
   Citigroup Inc.                                                  300                       13,494
   J.P. Morgan Chase & Co.                                         170                        7,633
                                                                                           --------
                                                                                             32,278
                                                                                           --------

   Insurance (Multi-Line) -- 8.5%
   Berkshire Hathaway Inc. - Class A                               .19                       12,436(A)
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Technology -- 26.6%
   Computers (Hardware) -- 18.7%
   Dell Computer Corporation                                       475                     $ 12,202(A)
   Gateway, Inc.                                                   400                        6,724(A)
   International Business Machines Corporation                      90                        8,656
                                                                                           --------
                                                                                             27,582
                                                                                           --------

   Equipment (Semiconductor) -- 3.0%
   Applied Materials, Inc.                                         100                        4,350(A)
                                                                                           --------

   Photography/Imaging -- 4.9%
   Eastman Kodak Company                                           180                        7,180
                                                                                           --------

Total Common Stock and Equity Interests (Identified
  Cost -- $167,620)                                                                         146,279
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.5%
Morgan Stanley Dean Witter
  5.32%, dated 3/30/01, to be repurchased at $734 on 4/2/01
  (Collateral: $742 Fannie Mae mortgage-backed securities,
  7%, due 12/1/29, value $755)                                    $734                          734
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $734)                                           734
---------------------------------------------------------------------------------------------------
Total Investments -- 99.9% (Identified Cost -- $168,354)                                    147,013
Other Assets Less Liabilities -- 0.1%                                                           164
                                                                                           --------
NET ASSETS -- 100.0%                                                                       $147,177
                                                                                           ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                              $18.63
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A)Non-income producing.

Investment Adviser
    Legg Mason Funds Management, Inc.
    Baltimore, MD

Board of Directors
    John F. Curley, Jr., Chairman
    Nelson A. Diaz
    Richard G. Gilmore
    Arnold L. Lehman
    Dr. Jill E. McGovern
    G. Peter O'Brien
    T. A. Rodgers

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, DC

Independent Accountants
    PricewaterhouseCoopers LLP
    Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
               P.O. Box 1476, Baltimore, MD 21203-1476
                          410 - 539 - 0000

LMF-222
5/01